                              COLLECTION AGREEMENT
                                   -between-
                            DAPEY ASSAF-DAPEY ZAHAV
                                      and
                   DAPEY ASSAF-HAMADRIKH LEASSAKIM ISRAELIM BE NEW YORK

         THIS AGREEMENT made this __ day of ________, 199_, by and between DAPEY ASSAF-DAPEY ZAHAV (hereinafter "DZ"), a New York corporation, and DAPEY ASSAF-HAMADRIKH LEASSAKIM ISRAELIM BE NEW YORK (hereinafter "DA"), also a New York corporation.

                              W I T N E S S E T H :

         WHEREAS, DZ desires and needs an entity to collect advertising fees from customers; and

         WHEREAS, DA desires to represent DZ in the collection of advertising revenues from customers;

         NOW, THEREFORE, in consideration of the foregoing premise and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         1. Representational Duties and Terms: DA agrees to collect advertising revenues for DZ from DZ customers.

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         Commission and marketing expenses incurred by DA during the pendency of this agreement shall be paid by DZ.

         By virtue of this Agreement, withdrawals by executives and shareholders of DA from funds collected shall be endorsed to DZ.

         This Agreement shall begin on ______________ and shall continue until October 31, 199_.

         2. Compensation: During the term of this Agreement, DA shall be paid the sum of ________ by DZ.

         IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.

                                                  DAPEY ASSAF-DAPEY ZAHAV


                                               By: /s/ ASSAF RAN
                                                  ---------------------------
                                                       President

                                                    DAPEY ASSAF-HAMADRIKH
                                                LEASSAKIM ISRAELIM BE NEW YORK


                                               By: /s/ ASSAF RAN
                                                  ---------------------------
                                                       President